Exhibit 99.1 Jake Elguicze Treasurer and Vice President of Investor Relations 610-948-2836 FOR IMMEDIATE RELEASE May 21, 2015 TELEFLEX INCORPORATED HOSTS INVESTOR AND ANALYST DAY REAFFIRMS PREVIOUSLY PROVIDED 2015 FINANCIAL OUTLOOK PROVIDES FINANCIAL GOALS AND OBJECTIVES THROUGH 2018 Wayne, PA -- Teleflex Incorporated (NYSE: TFX) will provide longer-term financial goals and objectives through 2018 and discuss the business plans and strategic initiatives that are expected to drive the Company’s growth and margin expansion at the Company’s Investor and Analyst Day meeting today. Benson Smith, Chairman, President and Chief Executive Officer commented, “The Company is off to a solid start in 2015, and we have built momentum in executing our longer-term strategic initiatives. As we look forward to the future, we believe that we have a portfolio of products capable of consistently generating mid-single digit constant currency revenue growth, as well as an opportunity to further improve our gross and operating margins and drive significant cash flow generation.” The Company’s longer-term financial goals and objectives include: • constant currency revenue growth of between 5% to 6% per year for 2016 through 2018; • adjusted gross and operating margin expansion of 350 basis points to 400 basis points beyond 2015 levels by 2018; and • free cash flow growth of between 10% to 12% per year through 2018. In addition to providing its longer-term outlook, the Company reaffirmed its previously provided 2015 constant currency revenue growth range of 4% to 6% and its previously provided 2015 adjusted diluted earnings per share from continuing operations range of $6.10 to $6.35. A live webcast of the event will be available on the Company’s website and can be accessed at www.teleflex.com. A replay of the event and the presentation materials will be available at the same website following the conclusion of the meeting.

FORECASTED 2015 CONSTANT CURRENCY REVENUE GROWTH RECONCILIATION Low High Forecasted 2015 GAAP revenue growth (2%) — Estimated impact of foreign currency fluctuations 6% 6% Forecasted 2015 constant currency revenue growth 4% 6% FORECASTED 2015 ADJUSTED EARNINGS PER SHARE RECONCILIATION Low High Diluted earnings per share attributable to common shareholders $4.22 $4.37 Restructuring, impairment charges and special items, net of tax $0.75 $0.80 Intangible amortization expense, net of tax $0.95 $1.00 Amortization of debt discount on convertible notes, net of tax $0.18 $0.18 Adjusted diluted earnings per share $6.10 $6.35 FREE CASH FLOW GROWTH PER YEAR THROUGH 2018 RECONCILIATION Dollars in Millions 2014 2018 CAGR Low High Low High Net cash provided by operating activities from continuing operations $290 $400 $430 8% 10% Less: capital expenditures 68 75 80 Free cash flow $223 $325 $350 10% 12% ABOUT TELEFLEX INCORPORATED Teleflex is a leading global provider of specialty medical devices for a range of procedures in critical care and surgery. Our mission is to provide solutions that enable healthcare providers to improve outcomes and enhance patient and provider safety. Headquartered in Wayne, PA, Teleflex employs approximately 12,200 people and serves healthcare providers worldwide. For additional information about Teleflex please refer to www.teleflex.com.

NOTES ON NON-GAAP FINANCIAL MEASURES This press release includes certain non-GAAP financial measures. These measures include forecasted (i) 2015 adjusted diluted earnings per share from continuing operations, which excludes the effect of our restructuring programs, asset impairments and other special charges, intangible amortization expense and the amortization of debt discount on our convertible notes; (ii) 2015 constant currency revenue growth and constant currency revenue growth per year for the three-year period from 2016 through 2018, which exclude the impact of translating the results of international subsidiaries at different currency exchange rates from period to period; (iii) adjusted gross margin expansion for the three-year period from 2016 through 2018, which excludes the impact of certain losses, other charges and charge reversals; (iv) adjusted operating margin expansion for the three- year period from 2016 through 2018, which excludes the impact of intangible amortization expense and contingent consideration liabilities; and (v) free cash flow growth per year through 2018, which is defined as cash flow from operations less capital expenditures. Management believes these measures are useful to investors because they eliminate items that do not reflect Teleflex’s day-to- day operations. In addition, management uses these financial measures for internal managerial purposes, when publicly providing guidance on possible future results, and to assist in our evaluation of period-to-period comparisons. With respect to free cash flow, management also believes that it is useful to investors because it facilitates an assessment of funds available to satisfy current and future obligations, pay dividends and fund acquisitions. Free cash flow is not a measure of cash available for discretionary expenditures since we have certain non-discretionary obligations, such as debt service, that are not deducted from the measure. These financial measures are presented in addition to results presented in accordance with GAAP and should not be relied upon as a substitute for GAAP financial measures. Tables reconciling our forecasted 2015 constant currency revenue growth, 2015 adjusted earnings per share and free cash flow growth per year through 2018 to the most directly comparable GAAP measure are set forth above. We have not provided a reconciliation of our forecasted 2016 through 2018 constant currency revenue growth to forecasted 2016 through 2018 GAAP revenue growth due to the unpredictability of future changes in foreign exchange rates. Similarly, we have not provided a reconciliation of our forecasted expansion of adjusted gross and operating margins for 2016 through 2018 because we are unable to predict the effect of certain items that typically would result in adjustments to the most comparable GAAP measures. However, our forecasted adjusted operating margin expansion for 2016 through 2018 currently assumes adjustments for intangible amortization expense and contingent consideration liabilities that would result in our forecasted 2018 adjusted operating margin being approximately 3.0% greater than forecasted 2018 GAAP operating margin. CAUTION CONCERNING FORWARD-LOOKING INFORMATION This press release contains forward-looking statements, including, but not limited to, (a) the ability of our products to consistently generate mid-single digit constant currency revenue growth; (b) forecasted 2015 constant currency revenue growth and adjusted earnings per share from continuing operations; and (c) forecasted 2016 through 2018 constant currency revenue growth, adjusted gross and operating margin expansion and free cash flow growth. Actual results could differ materially from those in the forward-looking statements due to, among other things, conditions in the end markets we serve, customer reaction to new products and programs, our ability to achieve sales growth, price increases or cost reductions; changes in the reimbursement practices of third party payors; our ability to realize efficiencies and to execute on our strategic initiatives; changes in material costs and surcharges; market acceptance and unanticipated difficulties in connection with the introduction of new products and product line extensions; product recalls; unanticipated difficulties in connection with the consolidation of manufacturing and administrative functions, including as a result of difficulties with various employees, labor representatives or regulators; the loss of skilled employees in connection with such initiatives; unanticipated difficulties, expenditures and delays in connection with the integration of acquired businesses, including unanticipated costs and difficulties in connection with integration programs and customer reaction; unanticipated difficulties, expenditures and delays in complying with government regulations applicable to our businesses; the impact of government healthcare reform legislation; our ability to meet our debt obligations; changes in general and international economic conditions, including fluctuations in foreign currency exchange rates; and other factors described or incorporated in our filings with the

Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2014. ###